SECURITIES and EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):

                                 August 10, 2004
                                 ---------------

                                  Navidec, Inc.
              ----------------------------------------------------
             (Exact Name of Registrant as specified in its charter)

                         Commission File Number 0-29098
                                               --------

            Colorado                                    33-0502730
 ------------------------------              ----------------------------------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)



             Fiddler's Green Center, 6399 S. Fiddler's Green Circle,
                  Suite 300, Greenwood Village, Colorado 80111
                      -------------------------------------
                     (Address of Principal Executive Office)


                                 (303) 222-1000
                          -----------------------------
                         (Registrant's Telephone number)

Item 8.01.  Other Events and Regulation FD Disclosure

     On August 30, 2004, Navidec issued a press release announcing that that it has extended the record date for "spin off" of it's wholly owned subsidiary Navidec Financial Services, Inc. ("NFS") to September 3, 2004. This extension is being granted in an effort to better align timing of the spin-off transaction with the anticipated closing of the recently announced merger between Navidec, Inc. ("Navidec") and BPZ Energy, Inc. ("BPZ Energy"). Pursuant to the merger agreement, Navidec shareholders of record on this date will receive one share of NFS common stock for each share of Navidec common stock that they own.



Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) The following exhibits are filed herewith:

Exhibit No.         Description of Exhibit

99.1                Press Release issued August 30, 2004


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: August 30, 2004

                                            NAVIDEC, INC.


                                            By:  /s/  John R. McKowen
                                               -------------------------------
                                                      John R. McKowen,
                                                      Chief Executive Officer